NOTICE OF GUARANTEED DELIVERY FOR
               GREAT AMERICAN COMMUNICATIONS COMPANY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Great American Communica-tions Company (the "Company") made pursuant to the Prospectus, dated June ___, 1994 (the "Prospectus"), if certificates for Series A Notes of the Company are not immediately available or if the procedure for book- entry transfer cannot be completed on a timely basis or time will not permit all required docu-ments to reach the Company prior to 5:00 P.M., Eastern Time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Securities Transfer Company (the "Exchange Agent") as set forth below. In addi-tion, in order to utilize the guaranteed delivery procedure to tender Series A Notes pursuant to the Exchange Offer, a com-pleted, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., Eastern Time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

   TO:  SECURITIES TRANSFER COMPANY, the Exchange Agent

      By Registered or Certified Mail, by Hand or by Overnight
                              Courier:
                       One East Fourth Street
                             Suite 1201
                       Cincinnati, Ohio 45202

                           By Facsimile:
                  (513) 287-8270 or (513) 621-1583

                       Confirm by Telephone:
                  (513) 579-2414 or (800) 368-3417

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

   Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Series A Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Deliv-ery Procedures" section of the Prospectus.

          Principal Amount of Series A Notes Tendered:
          $_________________________________      If Series A Notes will be delivered by book-entry
                                                  transfer to The Depository Trust Company,
          Certificate Nos. (if available):        provide account number.


          Total Principal Amount Represented by
            Series A Notes Certificates(s):

          $_________________________________      Account Number_________________________




               All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                             PLEASE SIGN HERE

          X_____________________________              _____________________


          X_____________________________              _____________________

             Signature(s) of Owner(s)                  Date
             or Authorized Signatory

             Area Code and Telephone Number: ______________________________


               Must be signed by the holder(s) of Series A Notes as their name(s) appear(s) on certificates for Series A Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         Please print name(s) and address(es)

          Name(s):         ___________________________________________________

                           ___________________________________________________

                           ___________________________________________________

          Capacity:        ___________________________________________________

          Address(es):     ___________________________________________________

                           ___________________________________________________

                           ___________________________________________________


                             GUARANTEE

     The undersigned, a member of a registered national securi-ties exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust compa-ny having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Series A Notes tendered hereby in proper form for transfer, or timely confirmation of the book- entry transfer of such Series A Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the proce-dures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a proper-ly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


          __________________________________    _____________________________________
                  Name of Firm                         Authorized Signature


          __________________________________    _____________________________________
              Address                                  Title


          __________________________________    Name: _______________________________
                                  Zip Code                 (Please Type or Print)

          Area Code and Tel. No.____________    Dated: ______________________________



          NOTE: DO NOT SEND CERTIFICATES FOR SERIES A NOTES WITH THIS FORM. CERTIFICATES FOR SERIES A NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

